Exhibit 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ellen J. Talles, President, Secretary and Treasurer of Kokopelli Capital Corp. (the "Company"), hereby certify to my knowledge that:

(1) The Company's quarterly report on Form 10-QSB for the quarter ended March 31, 2006 (the "Form 10-QSB") fully complies with the requirements of
      Section 13(a) of the Securities Exchange Act of 1934, as amended; and


(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


KOKOPELLI CAPITAL CORP.                     /s/ Ellen J. Talles
(Registrant)                                ------------------------------------
                                            Ellen J. Talles
                                            President, Secretary and Treasurer
                                            (Principal Accounting Officer)

Dated:   May 15, 2006